TXI Town Hall Merger with Martin Marietta Materials January 2014 Exhibit 99.5

Purpose of Meeting Update on Announced Merger Stock Transaction Anticipated Timeline

Who is Martin Marietta Materials? 2nd Largest Aggregate Producer in U.S. Ready Mix, Specialty Markets 260 Quarries and Sites Operations in 36 States Headquartered in Raleigh, NC Revenues of $2.1 Billion 4,950 employees

Why are We Doing This? Combines two companies with complementary assets Creates a stronger, more competitive company Diversified product portfolio Expanded geographic footprint Strong balance sheet

Why Martin Marietta Materials? Culture is excellent fit Complimentary of our business, people, culture, assets and markets They see the value of past efforts – vertical integration, cement modernization, etc. Familiar with our strategy Their approach aligns strongly with ours

Why Martin Marietta Materials? Our combined company will be able to more strongly participate in the continued rebound of our markets.

Transaction Overview

Transaction Next Steps Total transaction time 4-6 months or longer Shareholder vote SEC registration Antitrust review, legal and administrative considerations Obtain all necessary shareholder and regulatory approvals

Transition Approach Do business as we have done business Focus continues to be on customers and other stakeholders During pre-close, minimal impact on day-to-day Integration planning team from each company will be appointed Transition goal: smooth integration of our teams following the completion of the transaction

Moving Forward Operational VP’s and Management Teams hold meetings at each location Commitment to providing information as the process moves forward Commitment to helping employees move through the transition in a positive manner

Intended Results Combined company that shares a strong commitment to serving customers and communities Uniting two exceptional, highly-skilled workforces Employees benefiting from greater career and professional development opportunities Tremendous potential for growth

Concluding Remarks Thank you Significant opportunities for TXI employees and stakeholders Continue to provide the services and solutions to keep our customers and stakeholders choosing TXI

Cautionary Statements Regarding Forward-Looking Statements Certain statements in this communication regarding the proposed acquisition of TXI by Martin Marietta, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Martin Marietta’s  and TXI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of approval of both Martin Marietta’s shareholders and TXI’s stockholders; the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate TXI’s operations into those of Martin Marietta; the integration of TXI’s operations into those of Martin Marietta  being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of TXI being difficult; Martin Marietta’s and TXI’s ability to adapt its services to changes in technology or the marketplace; Martin Marietta’s and TXI’s ability to maintain and grow its relationship with its customers; levels of construction spending in the markets; a decline in defense spending and the commercial component of the nonresidential construction market and the subsequent impact on construction activity; a slowdown in residential construction recovery; unfavorable weather conditions; a widespread decline in aggregates pricing; changes in the cost of raw materials, fuel and energy and the availability and cost of construction equipment in the United States; the timing and amount of federal, state and local transportation and infrastructure funding; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; and changes to and the impact of the laws, rules and regulations (including environmental laws, rules and regulations) that regulate Martin Marietta’s and TXI’s operations. Additional information concerning these and other factors can be found in Martin Marietta’s and TXI’s filings with the Securities and Exchange Commission, including Martin Marietta’s and TXI’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Martin Marietta  and TXI assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Concluding Remarks

Additional Information and Where to Find It In connection with the proposed transaction between Martin Marietta and TXI, Martin Marietta and TXI intend to file relevant materials with the Securities and Exchange Commission, including a Martin Marietta registration statement on Form S-4 that will include a joint proxy statement of Martin Marietta and TXI that also constitutes a prospectus of Martin Marietta.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARTIN MARIETTA, TXI AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from Martin Marietta upon written request to the Corporate Secretary at Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, NC 27607, telephone number (919) 783-4540 or from Martin Marietta’s website,  http://ir.martinmarietta.com or from TXI upon written request to TXI at Investor Relations, Texas Industries, Inc., 1503 LBJ Freeway, Suite 400, Dallas, Texas 75234, telephone number (972) 647-6700 or from TXI’s website, http://investorrelations.txi.com.   Participants in Solicitation This communication is not a solicitation of a proxy from any investor or securityholder.  However, Martin Marietta, TXI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding Martin Marietta’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2012 on Form 10-K filed with the SEC on February 2, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on April 16, 2013.  Information regarding TXI’s directors and executive officers may be found in its Annual Report for the year ended May 31, 2013 on Form 10-K filed with the SEC on July 22, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on August 23, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.   Non-Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.     Concluding Remarks